EXHIBIT

10.7

_____________________________________________________________________________

Employment Agreement

John Morgan

Vice President of Issuer Services

Groovy Company, Inc. (GROO)  |  Annual Report on Form 10-K  |  Fiscal Year Ended December 31, 2025

EMPLOYMENT AGREEMENT

Groovy Company, Inc., d/b/a OTCM Protocol  -  John Morgan  -  Vice President of Issuer Services

Effective Date: January 1, 2026

This Employment Agreement (“Agreement”) is entered into as of January 1, 2026 (“Effective Date”), between GROOVY COMPANY, INC., a Wyoming corporation, d/b/a OTCM Protocol (“Company”), and JOHN MORGAN (“Executive”).

WHEREAS, the Company desires to employ the Executive as Vice President of Issuer Services to manage relationships with OTC issuer companies onboarding to the OTCM Protocol ST22 Security Token platform and to drive revenue through issuer services; and

WHEREAS, the Executive desires to accept such employment under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein, the parties agree as follows:

ARTICLE I: EMPLOYMENT AND TERM

1.1  Position

The Company hereby employs the Executive as Vice President of Issuer Services (“VPIS”), reporting directly to the Chief Executive Officer.

1.2  Term

This Agreement shall commence on January 1, 2026 and continue for an initial term of TEN (10) YEARS through December 31, 2035, unless earlier terminated in accordance with Article VII.

1.3  Location

The Executive’s principal place of employment shall be at the Company’s headquarters, with travel required for issuer meetings, conferences, and business development activities.

ARTICLE II: DUTIES AND RESPONSIBILITIES

2.1  Issuer Services Leadership

The Executive shall serve as primary point of contact for all issuer companies onboarding to and operating within the OTCM Protocol ST22 Security Token platform, including:

A.  Issuer Onboarding & Relationship Management

•Serve as primary relationship manager for all OTC issuer companies seeking to tokenize their securities through the OTCM Protocol

•Manage the full issuer onboarding lifecycle from initial contact through successful ST22 token launch and post-launch support

•Develop and maintain relationships with the estimated 11,000–15,000 OTC companies eligible for the Company’s liquidity solution

•Manage the pipeline of potential issuers with Year 1 target of 100 onboarded companies scaling to 5,000 by Year 5

•Coordinate onboarding of beta issuers (GROO, MSPC, and GRLF) and manage their ongoing platform experience

B.  OTC Market & Issuer Expertise

•Apply deep knowledge of OTC Markets Group tiers (Expert Market, OTC Pink, OTCQB, OTCQX) and Rule 15c2-11 eligibility requirements

•Advise issuer companies on the pathway from Expert Market relegation to restored liquidity through ST22 tokenization

•Educate issuer management teams on the Company’s SEC Category 1 issuer-authorized tokenization framework and Series M Preferred Share custody structure

•Assist issuers with understanding ST22 token economics, bonding curve mechanics, and liquidity pool structure

C.  Business Development & Revenue Generation

•Drive issuer acquisition and platform revenue through transaction fees (5% of trading volume), tokenization service fees, and staking revenue

•Develop and execute outreach campaigns targeting dormant OTC companies, their boards, and their shareholders

•Represent the Company at OTC markets industry conferences, investor events, and issuer-focused forums

•Build strategic partnerships with OTC market participants including market makers, broker-dealers, and investor relations firms

•Collaborate with the CEO on the $20,000,000 STO by identifying potential strategic issuer partners

D.  Issuer Education & Platform Adoption

•Develop and deliver educational programs for OTC issuer management teams on blockchain tokenization and the OTCM Protocol

•Bridge the knowledge gap between traditional OTC securities practices and blockchain-based liquidity solutions

•Create and maintain issuer documentation, FAQs, onboarding guides, and training materials

•Coordinate with the CTO’s team to translate technical platform features into clear business benefits for non-technical issuer audiences

E.  Post-Launch Issuer Support & Retention

•Manage ongoing relationships with tokenized issuers after ST22 launch, ensuring platform satisfaction and continued engagement

•Monitor token performance, liquidity pool health, and staking activity for all active issuer tokens

•Coordinate with operations and technology teams to resolve issuer issues

•Identify upsell opportunities including additional token series, enhanced staking, and premium platform features

F.  Reporting & Analytics

•Develop and maintain issuer performance dashboards and reporting for executive management

•Track key metrics: issuers onboarded, tokens launched, trading volume, liquidity pool utilization, and fee revenue by issuer

•Prepare regular pipeline and conversion rate reports for the Board of Directors

•Contribute to Company SEC filings by providing accurate data on issuer partnerships and platform adoption

2.2  Devotion of Time

The Executive shall devote substantially all of their business time, attention, and efforts to the performance of their duties, except for permitted outside activities approved by the CEO.

2.3  Compliance with Policies

The Executive agrees to comply with all Company policies, including the Insider Trading Policy, Code of Ethics, and Conflict of Interest Policy.

ARTICLE III: COMPENSATION

3.1  Base Salary

The Company shall pay the Executive an annual base salary of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000), payable in accordance with the Company’s normal payroll practices, subject to annual review by the Compensation Committee.

3.2  Annual Bonus

The Executive shall be eligible for an annual performance bonus with a target of up to 30% of base salary, based on achievement of performance metrics established by the Compensation Committee.

3.3  Equity Compensation

The Executive shall be entitled to equity compensation in the form of Series A Preferred Stock as separately agreed between the parties and approved by the Board of Directors.

3.4  Change in Control

In the event of a Change in Control, all unvested equity shall immediately vest and the Executive shall be entitled to severance as specified in Article VII.

ARTICLE IV: BENEFITS

4.1  Employee Benefits

The Executive shall be entitled to participate in all employee benefit plans generally available to senior executives, including:

•Comprehensive health, dental, and vision insurance

•401(k) retirement plan with company matching

•Life and disability insurance

•Directors and Officers (D&O) liability insurance

4.2  Vacation

The Executive shall be entitled to four (4) weeks of paid vacation annually, in addition to Company-observed holidays.

4.3  Business Expenses

The Company shall reimburse all reasonable and documented business expenses incurred in the performance of duties, including business travel, professional memberships, conferences, mobile phone, and home office expenses.

ARTICLE V: CONFIDENTIALITY AND INTELLECTUAL PROPERTY

5.1  Confidential Information

The Executive acknowledges access to confidential and proprietary information and agrees to maintain strict confidentiality during and after employment.

5.2  Intellectual Property

All inventions, developments, and work product created during employment shall be the exclusive property of the Company.

ARTICLE VI: NON-COMPETITION AND NON-SOLICITATION

6.1  Non-Competition

During employment and for 12 months thereafter, the Executive shall not directly or indirectly engage in any business competitive with the Company’s OTC market solutions and blockchain tokenization platform.

6.2  Non-Solicitation

During employment and for 18 months thereafter, the Executive shall not solicit Company employees, customers, or partners.

6.3  Blue Pencil

If any restriction is deemed unenforceable, it shall be modified to the minimum extent necessary to make it enforceable.

ARTICLE VII: TERMINATION

7.1  Termination by the Company

A.  Without Cause

The Company may terminate without cause upon sixty (60) days’ written notice, with severance equal to:

•6 months’ base salary

•Pro-rated bonus for the year of termination

•Continued health benefits for 6 months

•Accelerated vesting of 50% of unvested equity

B.  For Cause

The Company may terminate immediately for Cause, including:

•Material breach of this Agreement or Company policies

•Violation of federal securities laws or regulations

•Conviction of a felony or crime involving moral turpitude

•Willful misconduct or gross negligence

7.2  Termination by Executive

A.  Without Good Reason

The Executive may resign upon sixty (60) days’ written notice, with no severance benefits.

B.  For Good Reason

The Executive may terminate for Good Reason (material breach by the Company, substantial diminution of duties, or required relocation) and receive severance as if terminated without cause.

7.3  Death or Disability

In the event of death or permanent disability, the Executive or estate shall receive accrued compensation, pro-rated bonus, and accelerated vesting of 50% of unvested equity.

ARTICLE VIII: INDEMNIFICATION

The Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law for actions taken in good faith in the performance of duties, and shall maintain appropriate D&O insurance coverage.

ARTICLE IX: GENERAL PROVISIONS

9.1  Governing Law

This Agreement shall be governed by the laws of the State of Wyoming.

9.2  Arbitration

Any disputes shall be resolved through binding arbitration under American Arbitration Association (AAA) rules.

9.3  Entire Agreement

This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements relating to the subject matter hereof.

9.4  Amendment

CHIEF EXECUTIVE OFFICER	VICE PRESIDENT OF ISSUER SERVICES
Berj Abajian	John Morgan
Groovy Company, Inc. (GROO)	Groovy Company, Inc. (GROO)

Signature: /s/ Berj Abajian	Signature: /s/ John Morgan

Name:  Berj Abajian

Title:  Chief Executive Officer

Date:  January 1, 2026

EXECUTIVE

Name:  John Morgan

Signature:  /S/ John Morgan

Date:  January 1, 2026